UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 17, 2006



                               AAA Minerals Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


    Nevada                         333-119848                   Pending
----------------                ----------------           ------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

3841 Amador Way, Reno, Nevada                                 89502
------------------------------------------------------      ---------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:   (775) 827-2324
                                                      --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

Section 3 - Securities and Trading Markets

Item 3.02  Unregistered Sales of Equity Securities

Pursuant to a subscription agreement with Mr. Gene Leong, we issued 200,000 units in our capital to him on July 17, 2006 for $0.30 per unit for proceeds of $60,000. There were no underwriting discounts or commissions. Each unit consists of one share of common stock and one non-transferable share purchase warrant entitling him to acquire an additional share of common stock for $0.60 for a period of two years.

REGULATION S COMPLIANCE

The units were issued pursuant to Regulation S of the Securities Act of 1933. The certificates representing the common shares bear a restrictive legend in accordance with Regulation S. In addition, we and the purchaser have complied with the following requirements of Regulation S:

1.    the offer or sale was made in an offshore transaction;

2.    we did not make any directed selling efforts in the United States;

3. no offer or sale was made to a U.S. person or for the account or benefit of a U.S. person;

4. the purchaser of the securities certified that he was not a U.S. person and was not acquiring the securities for the account or benefit of any U.S. person;

5. the purchaser of the securities agreed to resell such securities only in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration; and agreed not to engage in hedging transactions with regard to such securities unless in compliance with the Act; and

6. we are required to refuse to register any transfer of the securities not made in accordance with the provisions of Regulation S pursuant to registration under the Act, or pursuant to an available exemption from registration.

Item 9.01 Financial Statements and Exhibits

        A.  Financial Statements - None

        B.  Exhibits -  None

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 19, 2006                     AAA Minerals Inc.


                                    By:  /s/ Earl Abbott
                                        ----------------------------------------
                                        Dr. Earl Abbott, President